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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ /      Definitive Proxy Statement
/X/      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                             INVITROGEN CORPORATION
                (Name of Registrant as Specified In Its Charter)


Payment of filing fee (Check the appropriate box):

/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee paid:

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount previously paid:
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         (3)     Filing Party:
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                            [INVITROGEN LETTERHEAD]

[INVITROGEN LOGO]


April 9, 2001

Dear Fellow Stockholders:

Enclosed for your information is a copy of the Invitrogen Corporation Audit Committee Charter, which was inadvertently omitted from the Proxy Statement previously sent to you.

Sincerely,

/s/ John A. Cottingham
----------------------
John A. Cottingham
Vice President, General Counsel and Secretary


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                                   APPENDIX A
                                     CHARTER
                           FOR THE AUDIT COMMITTEE OF
                            THE BOARD OF DIRECTORS OF
                             INVITROGEN CORPORATION

GENERAL STATEMENTS OF POLICY

1. The Audit Committee ("Committee") of the Board of Directors ("Board") reports directly to the Board and assists it in fulfilling its oversight responsibilities by monitoring: (i) the integrity of the financial statements of the Company; (ii) the system of internal control, audit process, and the process of compliance with legal and regulatory requirements; and (iii) the independence and performance of the Company's independent outside auditor (referred to herein as the "Independent Auditor").

2. The Independent Auditor is ultimately accountable to the Board and the Committee.

3. The Committee has the authority and responsibility to select, evaluate, and replace the Independent Auditor.

4. The Committee is responsible for ensuring that the Independent Auditor submits a formal written statement regarding relationships and services which may affect objectivity and independence, for discussing any relevant matters with the Independent Auditor, and for recommending that the Board take appropriate action to ensure independence of the Independent Auditor.

MEMBERSHIP

The Committee shall consist of three or more Board members who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. All members of the Committee shall have a working familiarity with the basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. Members of the Committee shall be appointed and removed at the discretion of the Board.

MEETINGS AND PROCEDURES

The Committee's regular meetings shall coincide with the regular quarterly meetings of the Board. The business of the Committee shall be conducted at its regular meetings, at special meetings or by unanimous written consent. Special meetings may be called by any Committee member or by the Chairman of the Board. Adequate notice of the place, date, and time of each special meeting of the Committee shall be given to each member of the Committee by whom it is not waived by sending written notice not less than (i) five days before the meeting if by mail, (ii) two days before the meeting if by overnight courier service, (iii) three days before the meeting if by international courier service, (iv) 24 hours before the meeting if by telecopy or e-mail, or (v) 12 hours before the meeting if by telephone or hand delivery.

SCOPE OF COMMITTEE'S RESPONSIBILITIES

The Committee shall have the authority and responsibility to perform the following functions:

1. Assure that the Company has the information, reporting systems, procedures, policies and controls in place to promote compliance by employees, management, and the Board, with laws, regulations and the Company's Code of Conduct.

2.       Monitor the operation of those systems, procedures and policies.

3. Make an annual evaluation and report to the Board concerning the selection, replacement or retention of the Independent Auditor.

4. Review the scope of proposed audits, terms of engagement, and the fees of the Independent Auditor.

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5.       Review any accounting, legal, or regulatory pronouncements that could have a significant impact on the Company's financial statements.

6. Meet with the Chief Financial Officer and Independent Auditor separately on a quarterly basis outside the presence of management to discuss any independence, financial or audit issues.

7. Review, assess and report to the Board on the annual performance of the Independent Auditor and the Chief Financial Officer.

8. Review any proposed discharge of outside auditors or the Chief Financial Officer.

9. Report to the Board the results of the external audit, the audited financial statements, the auditor's management letter, and management's response.

10. Review with management and the Independent Auditor the Company's 10-K, 10-Q and other financial reports prior to their filing with the Securities and Exchange Commission (the "SEC").

11.      Meet and communicate with Company management on a regular basis.

12. Promptly investigate and address concerns or compliance failures raised by internal reporting or compliance procedures or by the Independent Auditor.


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13.      Independently retain appropriate experts such as accountants, financial advisors and attorneys to advise the Committee independently if the need arises.

14. Consider the Independent Auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

15. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practice as suggested by the Independent Auditor, or management.

16. Establish regular and separate systems of reporting to the Committee by each of management, and the Independent Auditor regarding any significant judgment made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

17. Review with the Company's counsel legal and regulatory compliance matters.

18. Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

19. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

20.      Provide oversight to management regarding strategic financial issues.

21. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

REPORTS

The Committee, with the assistance of the Corporate Secretary, shall maintain a record of the Committee's actions. The Committee shall report to the Board of Directors on any matter that the Committee deems necessary or desirable for the Board to carry out its duties. The Committee shall be responsible for the preparation of any reports on audits or financial statements properly requested or required by third parties, including the SEC. Such reports shall include, without limitation, the report required by the SEC to be included in the Company's annual proxy statement and any certifications required by NASDAQ related to the Committee.